SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report                                    August 31, 1995
(Date of earliest event reported)


                   LIBERTY EQUIPMENT INVESTORS - 1983
     (Exact name of Registrant as specified in its governing
                          instruments)


            New York                 0-11458          13-3163119
(State or other jurisdiction of  (Commission     (I.R.S. Employer
incorporation or organization)   File Number)    Identification No.)




World Financial Center - South Tower
New York, New York                                     10080-6114
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(212) 236-6472

                               N/A

  (Former name or former address, if change since last report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 1995, the operations of the First Hill Diagnostic Imaging Center (the "Center") ceased. In addition, the occupancy lease for the Center, of which Registrant was lessee, expired on August 31, 1995. Termination of the lease has also terminated the Center's joint venture agreement. Concurrent with the lease termination, Registrant sold, transferred and assigned all of its right, title and interest in Registrant's equipment related to the Center for $1.00 to an affiliate of a joint venture partner but not an affiliate of the General Partner. Registrant had an obligation to remove all its equipment and restore the leased property to its original state before the end of the lease term. In connection with the sale transaction referred to above, Registrant was relieved of its obligation to restore the leased property. Additionally, concurrent with this transaction, the landlord released Registrant from all future obligations related to the occupancy lease.

Registrant is working with the venture partners and the facility manager on the liquidation of the remaining net assets of the venture (i.e. cash and accounts receivable net of third party accounts payable).

History

In April 1984, Registrant acquired its interest in certain new diagnostic imaging equipment and a lease and leasehold improvements and took assignment of other contracts and agreements all of which related to a free-standing imaging center
(collectively, the "Center") then under construction.

The Center was operated pursuant to a joint venture (the
"Venture") between Registrant and Digital Diagnostics, Inc., a
Washington corporation not affiliated with the General Partner or its affiliates ("Digital"), from which company Registrant purchased its interest in the Center.

The total invoice cost paid by Registrant for the equipment, the leasehold improvements, and all assigned contracts and agreements related thereto was approximately $3.9 million, representing the actual amount expended or paid to the manufacturers or contractors for the Center.

In May 1988, Registrant entered into an Amended and Restated Joint Venture Agreement (the "New Venture Agreement"). Under the terms of the New Venture Agreement, two additional partners were admitted to the Venture: Medical Imaging Partners L.P. ("MIP"), a limited partnership whose general partner was an entity affiliated with the General Partner (the current general partner of MIP is a wholly owned subsidiary of Raytel Corporation and is not affiliated with the General Partner), and Imaging Services, Inc. ("ISI"), a Washington corporation.

Each partner in the joint venture is entitled to a defined "Priority Distribution" representing a cumulative, non-compounded annual distribution equal to 14% of each partner's investment. When and if all cumulative Priority Distributions to venture partners would have been paid, distributable cash was to be shared 41.4% by Registrant, 48.75% by MIP, 5% by ISI and 4.85% by Digital. The joint venture has not distributed amounts equal to the accrued cumulative Priority Distribution and it is not expected that such Priority Distribution amounts will be achieved.

Under a 10 year management agreement which was to expire in 1998, or such earlier time as the New Venture Agreement would terminate, the Center was managed by 2001 Management Associates, Inc. ("2001"), an affiliate of Digital. 2001 was entitled to receive a base management fee equal to 8% of defined net revenues of the joint venture plus a management bonus, in certain circumstances, depending upon the operating results of the Venture.

Item 7.FINANCIAL STATEMENTS AND EXHIBITS

(b)    PRO-FORMA FINANCIAL INFORMATION



Liberty Equipment Investors - 1983

Pro Forma Condensed Balance Sheet as of
June 30, 1995 (Unaudited)

Pro Forma Condensed Statement of Operations for the twenty-six week period ended June
30, 1995 (Unaudited)

Pro Forma Condensed Statement of Operations for the year ended December 31, 1994
(Unaudited)

Notes to Pro Forma Condensed Financial
Statements (Unaudited)

               LIBERTY EQUIPMENT INVESTORS - 1983
            PRO-FORMA CONDENSED FINANCIAL STATEMENTS
                           (UNAUDITED)

The following unaudited Pro Forma Condensed Financial Statements have been prepared to present the accounts of Registrant adjusted to give effect to the disposition described in Item 2 herein, as if such transactions had occurred at (i) January 1, 1994 (the beginning of the fiscal year 1994) for the Pro Forma Condensed Statements of Operations and (ii) June 30, 1995, for the Pro Forma Condensed Balance Sheet.

The Pro Forma Condensed Financial Statements are based on historical financial information of Registrant for the periods referred to above. Pro forma adjustments are described in the accompanying notes. The Pro Forma Condensed Financial Statements should be read in conjunction with the historical financial statements, the notes thereto and the discussion of this transaction included elsewhere in this filing.

The Pro Forma Condensed Financial Statements are not necessarily indicative of what the actual results of operations would have been had the transactions occurred as of the beginning of the respective periods referred to above, nor do they purport to indicate the results of future operations of Registrant. In the General Partner's opinion, all adjustments necessary to present fairly such Pro Forma Condensed Financial Statements have been made.

               LIBERTY EQUIPMENT INVESTORS - 1983
      PRO FORMA CONDENSED BALANCE SHEET AS OF JUNE 30, 1995
                           (UNAUDITED)

                                          Pro Forma
                            June 30,     Disposition      Pro Forma
                               1995    Adjustments (a)     Combined

ASSETS:

Cash and cash equivalents    $1,183,931      $         1    $ 1,183,932

Property under management
contract and held for
lease (less accumulated
depreciation of
$3,876,733)                      1,927                -          1,927

Investment in partnership
- TDEC                       3,290,195                -      3,290,195

Accounts receivable (net
of allowance for doubtful
accounts of $350,000) and
other assets
                               155,180        (154,973)            207

TOTAL ASSETS                 $4,631,233     $  (154,972)    $ 4,476,261

LIABILITIES AND PARTNERS'
CAPITAL:

Liabilities:

Note payable - TDEC          $3,419,078        $       -    $ 3,419,078

Accounts payable to
affiliate and accrued
liabilities                    282,680        (102,687)        179,993

Total Liabilities             3,701,758        (102,687)      3,599,071


(Continued on the following page)

               LIBERTY EQUIPMENT INVESTORS - 1983
      PRO FORMA CONDENSED BALANCE SHEET AS OF JUNE 30, 1995
                           (UNAUDITED)
                           (Continued)

                                         Pro Forma
                             June 30,    Disposition        Pro Forma
          Notes                 1995     Adjustments (a)    Combined

PARTNERS' CAPITAL:

General Partner:

Capital contributions, net
of offering expenses and
return of capital               287,431               -        287,431

Cash distributions             (116,824)               -      (116,824)

Cumulative loss                (161,311)           (523)      (161,834)
                                   9,296           (523)          8,773
Limited Partners:

Capital contributions, net
of offering expenses and
return of capital
(40,000.2 Units of Limited
Partnership Interest)
                             28,455,407               -     28,455,407

Cash distributions          (11,565,367)               -   (11,565,367)

Cumulative loss             (15,969,861)        (51,762)   (16,021,623)
                                 920,179        (51,762)        868,417

Total Partners' Capital          929,475        (52,285)        877,190

TOTAL LIABILITIES AND
PARTNERS' CAPITAL           $ 4,631,233    $  (154,972)    $ 4,476,261


      See Notes to Pro Forma Condensed Financial Statements
                          (Unaudited).

               LIBERTY EQUIPMENT INVESTORS - 1983
           PRO FORMA CONDENSED STATEMENT OF OPERATIONS
       FOR THE TWENTY-SIX WEEK PERIOD ENDED JUNE 30, 1995
                           (UNAUDITED)

                             Twenty-Six
                            Week Period
                               Ended         Pro Forma
                              June 30,      Disposition    Pro Forma
                                  1995     Adjustment (b)   Combined

REVENUES:
Rental and other operating
income                         $  59,009       $ (59,009)     $     -
Interest income                    39,006                -      39,006
Gain on disposals of leased
assets                             7,987                -       7,987
Total Revenues                    106,002         (59,009)      46,993

EXPENSES:
Depreciation and
amortization                       6,381                -       6,381
Property operating expenses
                                   7,582                -       7,582
Other operating expenses           93,500                -      93,500
Total Expenses                    107,463                -     107,463

Net Loss                       $  (1,461)      $  (59,009)  $ (60,470)

Net Loss allocated to
General Partner               $     (15)      $     (590)  $    (605)

Net Loss allocated to
Limited Partners              $  (1,446)      $  (58,419)  $ (59,865)

Net Loss Per Unit of
Limited Partnership
Interest (40,000.2 Units
of Limited Partnership
Interest                      $   (0.04)      $    (1.46)  $   (1.50)

See Notes to Pro Forma Condensed Financial Statements
(Unaudited).

               LIBERTY EQUIPMENT INVESTORS - 1983
           PRO FORMA CONDENSED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 30, 1994
                           (UNAUDITED)

                             Year Ended     Pro Forma
                            December 30,   Disposition     Pro Forma
                                  1994    Adjustment (b)   Combined

REVENUES:
Rental and other operating
income                         $ 347,480      $(309,139)   $   38,341
Interest income                    74,303               -       74,303
Gain on disposals of
leased assets                     46,742               -       46,742
Total Revenues                    468,525       (309,139)      159,386

EXPENSES:
Depreciation and
amortization                      42,524               -       42,524
Property operating
expenses                          31,771         (5,203)       26,568
Other operating expenses          187,440               -      187,440
Total Expenses                    261,735         (5,203)      256,532

Net Income (Loss)               $ 206,790       (303,936)   $ (97,146)

Net Income (Loss)
allocated to General
Partner                        $   2,068      $  (3,039)   $    (971)

Net Income (Loss)
allocated to Limited
Partners                       $ 204,722      $(300,897)   $ (96,175)

Net Income (Loss) Per Unit
of Limited Partnership
Interest (40,000.2 Units
of Limited Partnership
Interest
                               $    5.12      $   (7.52)   $   (2.40)

See Notes to Pro Forma Condensed Financial Statements
(Unaudited).

               LIBERTY EQUIPMENT INVESTORS - 1983
        NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                           (UNAUDITED)

The pro forma adjustments reflect the disposition of Registrant's equipment and leasehold improvements related to the First Hill
Diagnostic Imaging Center and the liquidation of the related joint venture.

The pro forma condensed financial statements reflect the above transactions as if they occurred at the end of the period for purposes of the Pro Forma Condensed Balance Sheet dated June 30, 1995 and at the beginning of the fiscal year 1994 for the Pro Forma Condensed Statements of Operations for the twenty-six week period ended June 30, 1995 and year ended December 30, 1994.

The pro forma adjustments for the above transactions are codified as indicated and are as follows:

a) To reflect the loss on the disposition of Registrant's equipment and leasehold improvements related to the First
   Hill Diagnostic Imaging Center and the liquidation of the related joint venture.


                                        As of June      Year Ended
                                            30,        December 30,
                                             1995            1994


Sales Price                                $       1      $        1

Adjusted net book value of First Hill
related assets and liabilities             (52,286)        (58,109)

Loss on sale of assets and liquidation
of joint venture                         $ (52,285)     $  (58,108)

The Pro Forma Condensed Statement of Operations for the year ended December 30, 1994 does not reflect such loss.

b) To reflect adjustments for the Partnership's operational revenues and expenses related to its investment in the Center.

(c)     Exhibits. (furnished pursuant to Item 601 of
        Regulation S-K)


   EXHIBIT NUMBER         DESCRIPTION            PAGE NUMBER

10.1                  Waiver, Release and
                      Consent between
                      Registrant and First
                      Hill Plaza L.L.C.,
                      landlord

10.2                  Assignment and
                      Assumption Agreement
                      between Registrant
                      and Bruce Porter
                      M.D. P.C.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LIBERTY EQUIPMENT INVESTORS-1983

                              By: Maiden Lane Partners Inc.
                                  General Partner



Dated:  September 15, 1995    /s/ Diane T. Herte
                                  Diane T. Herte
                                  Treasurer of the General Partner
                                  (chief accounting officer
                                  and chief financial officer)




